MARCH 1, 2019

SUPPLEMENT TO

THE HARTFORD FLOATING RATE FUND

SUMMARY PROSPECTUS DATED MARCH 1, 2019

This Supplement contains new and additional information and should be read in connection with your Summary Prospectus.

Michael J. Bacevich announced his plan to retire from Wellington Management Company LLP as of June 30, 2019. Accordingly, he will no longer serve as a portfolio manager to The Hartford Floating Rate Fund as of June 30, 2019. David B. Marshak and Jeffrey W. Heuer, CFA will continue to serve as portfolio managers to The Hartford Floating Rate Fund. Accordingly, until June 30, 2019, under the heading “Management” in the above referenced Summary Prospectus, the following information is added:

Portfolio Manager	Title	Involved with Fund Since
Michael J. Bacevich	Managing Director and Fixed Income Portfolio Manager	2005

This Supplement should be retained with your Summary Prospectus for future reference.

HV-7460	March 2019